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                       FHP INTERNATIONAL CORPORATION
                               P.O. BOX 25186
                         SANTA ANA, CA 92799-5816

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth S. Ord, Charles H. Eldredge and Russell D. Phillips, Jr. as Proxies, each with the power to appoint his substitute and authorizes them to represent and vote, as designated below, the Common Stock of FHP International Corporation (the "Company") owned or held by the undersigned on November 8, 1996, at the annual meeting of stockholders of the Company to be held on December 31, 1996, or any adjournment thereof.


               (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

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                                                Please mark      /X/
                                                your votes as
                                                this example


                             FOR all nominees listed       WITHHOLD AUTHORITY
                             below (Except as marked       to vote for all
                             to the contrary below.)     nominees listed below

1. Election of Directors.            / /                         / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name indicated below.)

                  Jack R. Anderson
                  Burke F. Gumbiner
                  Warner Heineman


                                                   FOR     AGAINST      ABSTAIN

2. PROPOSAL TO APPROVE REORGANIZATION
   AGREEMENT.                                      / /       / /          / /

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE
   COMPANY'S CERTIFICATE OF INCORPORATION         / /        / /          / /

4. PROPOSAL TO RATIFY APPOINTMENT OF DELOITTE
   & TOUCHE LLP AS INDEPENDENT AUDITORS FOR
   THE COMPANY                                    / /        / /          / /

5. IN THEIR DISCRETION THE PROXIES MAY VOTE
   UPON SUCH OTHER MATTERS AS MAY PROPERLY
   COME BEFORE THE MEETING.                      / /         / /         / /


          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION
          IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 4.
          Please date and sign exactly as name appears at the left. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name and give title of authorized officer. If a partnership, please sign in partnership name by authorized person.

          Dated,___________________________________________________________ 1996

          ______________________________________________________________________
          Signature
          ______________________________________________________________________
          Signature, if jointly held


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.

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

                        FHP INTERNATIONAL CORPORATION
                               P.O. BOX 25186
                          SANTA ANA, CA 92799-5186

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Kenneth S. Ord, Charles H. Eldredge and Russell D. Phillips, Jr. as Proxies, each with the power to appoint his substitute and authorizes them to represent and vote, as designated below, the Series A Cumulative Convertible Preferred Stock ("FHP Preferred Stock") of FHP International Corporation (the "Company") owned or held by the undersigned on November 8, 1996, at the annual meeting of stockholders of the Company to be held on December 31, 1996, or any adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

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                   TRIANGLE  FOLD AND DETACH HERE  TRIANGLE

                                                          Please mark
                                                          your votes
                                                          as this example  / X /

                                                  FOR  AGAINST  ABSTAIN
1. PROPOSAL TO APPROVE AN AMENDMENT TO THE        / /    / /     / /
   COMPANY'S CERTIFICATE OF INCORPORATION

2. IN THEIR DISCRETION THE PROXIES MAY VOTE UPON  / /    / /     / /
   SUCH OTHER MATTERS AS MAY PROPERLY COME
   BEFORE THE MEETING AND UPON WHICH THE FHP
   PREFERRED STOCK IS ENTITLED TO VOTE.

                                       THIS PROXY, WHEN PROPERLY EXECUTED,
                                       WILL BE VOTED IN THE MANNER DIRECTED
                                       HEREIN BY THE UNDERSIGNED
                                       STOCKHOLDER. IF NO DIRECTION IS
                                       MADE, THE PROXY WILL BE VOTED FOR
                                       PROPOSAL 1. Please date and sign
                                       exactly as name appears at the left.
                                       When shares are held by joint
                                       owners, both should sign. When
                                       signing as an attorney, executor,
                                       administrator, trustee or guardian,
                                       please give full title as such. If a
                                       corporation, please sign in full
                                       corporate name and give title of
                                       authorized officer. If a
                                       partnership, please sign in
                                       partnership name by authorized
                                       person.

                                       Dated,_____________________________1996

                                       _______________________________________
                                       Signature

                                       _______________________________________
PLEASE MARK, SIGN, DATE AND RETURN     Signature, if jointly held
THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.


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                       VOTING INSTRUCTIONS TO TRUSTEE
           FOR THE ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 31, 1996

                THE TRUSTEE SOLICITS THESE VOTING INSTRUCTIONS
            FROM PARTICIPANTS IN THE FHP INTERNATIONAL CORPORATION
                      EMPLOYEE STOCK OWNERSHIP PLAN

    The undersigned Participant in the FHP International Corporation ESOP
(the "Plan") hereby instructs Wells Fargo Bank ("Trustee"), to vote all shares of Common Stock of FHPInternational Corporation (the "Company") allocated to the accounts of the undersigned under the Plan and a proportionate number of shares not yet allocated to the Participant's accounts in accordance with the instructions on this card, and to act in its discretion upon such other business as may properly come before, and to represent the undersigned at, the Annual Meeting of Stockholders of the Company to be held on December 31, 1996, or any adjournment thereof.

      PLEASE CAREFULLY REVIEW THE ENCLOSED NOTICE TO ESOP PARTICIPANTS
                 BEFORE COMPLETING AND MAILING THIS CARD.
               (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

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



                                 Please mark your votes as this example   /X/




                             FOR all Nominees listed       WITHHOLD AUTHORITY
                             below (Except as marked        to vote for all
                             to the contrary below.)       nominees listed below
1. Election of Directors.            /    /                       /    /



(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name indicated below.)

Jack R. Anderson
Burke F. Gumbiner
Warner Heineman


                                                   FOR      AGAINST      ABSTAIN
2. PROPOSAL TO APPROVE REORGANIZATION
   AGREEMENT.                                      /  /       /  /         /  /

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE         /  /       /  /         /  /
   COMPANY'S CERTIFICATE OF INCORPORATION

4. PROPOSAL TO RATIFY APPOINTMENT OF DELOITTE      /  /       /  /         /  /
   & TOUCHE LLP AS INDEPENDENT AUDITORS FOR
   THE COMPANY

5. IN THEIR DISCRETION THE PROXIES MAY VOTE        /  /       /  /         /  /
   UPON SUCH OTHER MATTERS AS MAY PROPERLY
   COME BEFORE THE MEETING.

              THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 4.

              Please date and sign exactly as name appears at the left. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

              /  /     ALLOCATED SHARES ONLY



Signature(s)__________________________________________  Dated,_____________ 1996

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